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iRobot

Driving Growth and Value for Shareholders

April 26, 2016

Forward-Looking Statements

Certain statements made in this communication that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. This communication contains express or implied forward-looking statements relating to, among other things, iRobot’s expectations regarding future financial performance, future operating performance and growth, our strategic actions to continue revenue growth, demand for our robots, strategic investments to diversify Home revenue, the impact of the divestiture of our Defense & Security business, the impact of our strategic actions to enhance stockholder value, and anticipated revenue, earnings per share and Adjusted EBITDA for fiscal year 2016. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our ability to operate in an emerging market, the financial strength of our customers and retailers, our ability to enhance stockholder value through our strategic actions, including the sale of our Defense & Security business, general economic conditions, market acceptance of our products, and competition. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. iRobot undertakes no obligation to update or revise the information contained in this communication, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by iRobot, see the disclosure contained in our public filings with the SEC.

Important Stockholder Information

iRobot Corporation (“iRobot”, or the “Company”) will hold its 2016 Annual Meeting of stockholders on May 25, 2016. The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a definitive proxy statement and form of WHITE proxy card in connection with the 2016 Annual Meeting. The definitive proxy statement contains important information about the Company, the 2016 Annual Meeting and related matters.

COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding the Company’s directors and executive officers is contained in the Company’s annual report on Form 10-K filed with the SEC on February 19, 2016, and definitive proxy statement filed with the SEC on March 29, 2016.

The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from the Company by directing a request to the Company at 8 Crosby Drive, Bedford, MA 01730, Attention: Investor Relations. Such materials are also available at www.irobot.com.

Executive Summary

iRobot is The Leader in Consumer Robotics

Leading share of robotic vacuum market segment

Over the past five years, iRobot’s consumer product revenue has grown 2.5x the rate of its peers

IP moat: 1,200+ patents & patents pending

Outstanding growth prospects

iRobot’s Management and Board Have Thoughtfully and Proactively Transformed Business

Acquisition of Evolution Robotics (2012), Roomba 880 (2013), Roomba 980 (2015), and Braava jet (2016)

Hired an investment bank to sell Defense & Security in 2014

Updated Board to add software and consumer technology products expertise

iRobot Has Superior Shareholder Returns Versus Its Peer Group, S&P 500, NASDAQ, and S&P Technology Hardware & Equipment Industry Indices Since 1/1/2013 • iRobot is Shareholder-Friendly, with World-Class Board and Corporate Governance Best Practices

Have returned > $100 million (including current ASR program) of excess capital since 2015

Refreshed Board composition: five independent directors added in last five years

Updated governance under leadership of new Lead Independent Director

Red Mountain Has Offered No New Ideas and Would Not Add Value to iRobot

Before Red Mountain bought stock, iRobot was already executing on the items in Red Mountain’s “plan”

Red Mountain has demonstrated a poor understanding of iRobot’s business and market

Red Mountain rejected offer to add Lawrence Peiros to the Board and refused to settle unless Willem Mesdag is added to the Board. Willem Mesdag’s demand for a Board seat appears to be personally-driven

Willem Mesdag brings no new operational or investment expertise

Table of Contents

I The Leader in Consumer Robotics 6

Management and Board Have Thoughtfully and Proactively II 15 Transformed Business, Driving Superior Shareholder Returns

Shareholder-Friendly with World-Class Board and Corporate III 24 Governance Best Practices

Red Mountain Has Offered No New Ideas and Would Not

IV 31 Add Value

Recommendation: VOTE The WHITE Proxy Card FOR iRobot’s

V 37 Highly-Qualified Nominees

VI Appendix: Red Mountain’s Assertions Versus Reality 40

I. The Leader in Consumer Robotics

iRobot: Consumer Robotics Leader with an Outstanding Growth Track Record and Future Growth Prospects

25

YEARS OF GLOBAL ROBOTIC-TECHNOLOGY MARKET LEADERSHIP

Consumer Product Growth

(2009 – 2015)

1,200+

PATENTS & PATENTS PENDING

4x

NEAR-TERM U.S. HH PENETRATION

POTENTIAL

6.1x

2.5x

GREATER REVENUE GREATER REVENUE

GROWTH RATE GROWTH RATE

THAN PEERS THAN S&P 500

>60%

SHARE OF THE GLOBAL ROBOTIC VACUUM MARKET SEGMENT (1)

AWARD-WINNING TECHNOLOGY & PRODUCTS

The leading global consumer robotics company, focused on bringing practical, affordable robots to the connected home market

(1) Segment of Vacuum Market with retail prices over $200.

iRobot is Poised for Continued Growth and Success

Sustained Market Segment Leadership

Portfolio of Innovative Robots from Disciplined R&D Investment

Software Development Widening iRobot’s Competitive Moat

Actionable Near-Term Revenue Growth Opportunities

Strategic Focus to Achieve 3-Year Financial Targets

Sustained Market Segment Leadership

Dry Floor Care

2015 Market Segment Leadership

North America

Others 11%

iRobot 89%

EMEA

Others 28%

iRobot 72%

APAC

iRobot 37%

Others 63%

iRobot has maintained > 60% global market share of RVC segment over last 4 years, despite increased competition

Source: 2015 NPD, Gfk, and iRobot Internal data; Robotics Vacuum Cleaners >$200 retail prices, includes China online.

iRobot | Disciplined Research and Development Allocation Process

Rigorous Process to Allocate Capital to R&D

- R&D is allocated against key technologies and specific product development within bounds of profitability targets
- New product opportunities assessed for revenue, margin, profitability, and return
- Expected cash flows are risk adjusted based upon each specific program's characteristics
- Roadmaps designed to have regular new product introduction cadence
- Management and Board regularly review performance of major programs

Disciplined Investing in R&D



13%
11%
13%
10%
12%
11%
12%
12%
2012
2013
2014
2015
IRBT R&D Spend % of Revenue
Peer R&D Spend % of Revenue (1)

SW Development Competitive Enabler

Roomba 880



50,000 Lines of Code

Roomba 980



NEW!

500,000 Lines of Code

4x Increase in Software Developers to Enable Focus Shift to Consumer Market



22
38
52
83
2013
2014
2015
2016

Management has focused the Company's R&D efforts to drive topline growth and build on iRobot's history of industry-leading technology

Source: Company filings, Capital IQ.

(1) Peer set is comprised of 3D Systems, AeroVironment, Alphabet, Apple, Cognex, Dolby, Electrolux, Fitbit, Garmin, Intuitive Surgical, InvenSense, Koninklijke Philips, Logitech, Microsoft, Nautilus, Netgear, Plantronics, TiVo, Trimble Navigation, Universal Electronics, and Whirlpool.

10

Continuous Innovation Drives Sustained Market Leadership

Roomba

2002

Original Series

Autonomous vacuuming robot with cliff sensors

2007 500 Series

Improved battery life and easy scheduling

2011 700 Series

New cleaning system and touch screen UX

2013 800 Series

Debris extractors

2015 900 Series

Wi-Fi connected, iRobot app and vSLAM navigation

Wet Floor Care

2005

Scooba 300 Floor Scrubbing

Autonomous floor mopping robot capable of cleaning larger spaces

2011

Scooba 200 Floor Scrubbing

Discontinued due to shifting demand to Braava mopping and sweeping

2013

Braava 300 Mopping & Sweeping

Rebranded Mint product acquired from ER into a global sweeping solution

2016

Braava jet Mopping & Sweeping

Designed for bathrooms and high traffic areas, 3 cleaning methods, consumable pads

Next Growth Opportunities

Robotic Lawn Mower

Other Connected Home Products

Mapping Technologies (vSLAM) enabling Consumer IoT

More than 15 million home robots sold since 2002, each generation accelerating with advances in functionality

Market Leadership Requires Technology Leadership

IEEE Top 10 Electronic Patent Powerhouses—2015

Rank

Company

Headquarters

Apple Inc.

US

Canon Inc.

Japan

Sony Corp.

Japan

LG Electronics Inc.

South Korea

Xerox Corp.

US

US

Koninklijke Philips NV

Netherlands

TCL Corp.

China

Hitachi Ltd.

Japan

Lightning Science Group Corp.

US

iRobot’s focus on innovation- and technology-enabled features drives sustained market leadership

Source: IEEE Spectrum, “Interactive: Patent Power 2015”.

Actionable Near-Term Revenue Growth Opportunities

China

70% sales growth in 2015

Market expected to grow at higher rate than U.S. and Japan

Further RVC Adoption

U.S.:

Build upon successful

2015 marketing

campaigns

ROW:

Export proven U.S.

demand generation

programs overseas

Wet Floor Care

Leverage RVC success for wet expansion

Trend towards hardwood floors

Newly released Braava jet

Mopping aligned with Asian consumer cleaning behavior

China RVC market in 5 years est. > $1B annually

China presents a tremendous growth opportunity with the potential to be iRobot’s largest market

Drive further RVC HH penetration through targeted marketing campaigns

The market opportunity for wet floor care increases iRobot’s TAM substantially

Source: Parthenon analysis; Global market size for vacuum cleaners with retail prices greater than $200 (NPD, GfK, Euromonitor, HBU estimates & analysis); Global hard floor care market (mops, brooms, chemicals) (Mintel, HBU estimates & analysis).

Summary of 3-Year Financial Targets

FY16

FY17

FY18

Home Revenue Growth

12-13%

Mid Teens

High Teens

(Excludes D&S Business)

Opex % of Rev

38-39%

Leverage vs. PY

Leverage vs. PY

Adjusted EBITDA Margin

13-14%

14-15%

14-15%

Driving accelerated revenue growth; improving profitability

II. Management and Board Have Thoughtfully and Proactively Transformed Business, Driving Superior Shareholder Returns

iRobot Management and Board Decisively Addressed Dynamic Business Changes, Successfully Mitigating Business Risk

Defense Significant Value Driver

(2006 – 2011)

Critical Transition Period

(2012)

Focus on Consumer

(2013 – 2015+)

($ in millions)

$428

$357 $279

$

$279 $229

$229

$229

$174 $229$174$166 $174 $166 $160$166 $160 $175

$144

$144

$144

$112

$112

$112

$130 $102 $130$123 $130 $123

$123

$174

$$102166 $102

$160

$175

$76 $130 $76

$123 $76

$102

$71

$

2006

20062007 200620072008 200720082009 200820092010 200920102011

2007

2008

2009 Consumer 2010 Consumer Product Consumer RevenuPr2011duct RevenProduct2012 Defensee RevenueD&2013

Consumer Product Revenue

Defense & Security Revenue

$560

$560

$560

$560 $507

$507

$507

$507 $428

$428

$428

$357

$357

$279

$175

$71

$71

$71

$50

$50$46 $50$46 $55 $46 $55

$55

$46

$55

201120122013

201220132014 201320142015

20142015

2015

Defense Revenue Security2014 &Revenue Security 2015 Revenue

Acquired

Introduced

Introduced

Evolution

Braava and

Roomba 980

Robotics

Roomba 880

Early recognition of a fundamental D&S business change allowed the Company to launch a critical strategy shift at the end of 2012, beginning a new phase of iRobot evolution

Source: Company filings, Company management.

iRobot Has Generated Superior Returns for Shareholders Versus a Wide Range of Indices

70.0%

64.1%

62.5%

53.3%

38.9%

iRobot

NASDAQ

Peer Index (1)

S&P 500 Index

S&P Tech. Hardware & Equipment Industry Group

Despite the wind-down and sale of its Defense & Security business, iRobot has generated superior total shareholder returns, compared to its peers and the broader market over the past three years

Source: Capital IQ.

Note: Market data as of 1/1/2013 to 4/22/2016.

(1) Peer Index is equal weighted for its constituents. Peer Index is comprised of 3D Systems, AeroVironment, Alphabet, Apple, Cognex, Dolby, Electrolux, Garmin, Intuitive Surgical, InvenSense, Koninklijke Philips, Logitech, Microsoft, Nautilus, Netgear, Plantronics, TiVo, Trimble Navigation, Universal Electronics, and Whirlpool. Defense & Security peers excluded.

Since 2012, iRobot’s Management and Board Have Led the Company’s Strategic Transformation into the Leading Pure-Play Consumer Robotics Company

April 2013 / April 2014

Two directors with defense experience step off Board

February 2015

Red Mountain buys its first share of iRobot

2H 2014 / 1H 2015

29 parties contacted, 5 indications of interest for sale of Defense & Security business

April 2015

Red Mountain states iRobot should sell Defense & Security business

February 2016

Announced sale of Defense & Security Business to Arlington Capital Partners for up to $45 million

April 2016

Sale of Defense & Security business completed

October 2012

Acquired Evolution Robotics to add additional consumer products, such as Braava, and new technologies, such as the VSLAM used in the Roomba 980

May 2014

Blackstone Advisory/PJT

Partners retained by iRobot to sell iRobot’s Defense

& Security business

August 2014

Added third director with consumer products expertise

June 2015

Two final letters of intent received for Defense & Security business

Director with defense experience steps off Board

November 2015

Revised Arlington Capital

Partners’ LOI received

Q4 2015

Reallocated R&D resources from Remote Presence platform to focus on home opportunities

Ongoing

Executing on plan to focus on the consumer home market

Management proactively implemented a plan to transition into the pure-play consumer robotics company

Source: iRobot management.

iRobot | The Leading Pure-Play Consumer Robotics Company

iRobot Consumer Products Revenue

($ in millions)


'09-'15 iRobot Consumer Products Revenue CAGR: 23%
'09-'15 Peer Set Revenue CAGR: 9%
'09-'15 S&P 500 Revenue CAGR: 4%
$166
$229
$279
$357
$428
$507
$560
2009
2010
2011
2012
2013
2014
2015
S&P 500 Revenue (1)
Peer Set Revenue (1,2)
IRBT Consumer Product Revenue

2.5x greater revenue growth rate than peers

6.1x greater revenue growth rate than the S&P 500

Strategic Actions

- Capitalizing on large and growing opportunity in the home robotics market
- Divested the declining Defense & Security business
- Reallocated Remote Presence R&D resources to home opportunities

"You have a long history of disciplined business triage in which you have refocused your limited resources on the opportunities with the highest commercial potential."
–Willem Mesdag, Red Mountain Capital, 5/16/2015

iRobot Consumer Products revenue growth has dramatically outperformed revenue growth of peers and index companies since 2009

Source: iRobot Management, Company Filings, Capital IQ, Bloomberg.

(1) S&P 500 and Peer Set Revenue growth rates are applied to iRobot's 2009 revenue.

(2) Assumes median growth rate. Peer set is comprised of 3D Systems, AeroVironment, Alphabet, Apple, Cognex, Dolby, Electrolux, Fitbit, Garmin, Intuitive Surgical, InvenSense, Koninklijke Philips, Logitech, Microsoft, Nautilus, Netgear, Plantronics, TiVo, Trimble Navigation, Universal Electronics, and Whirlpool.

19

Track Record of Disciplined Capital Allocation and Returning Excess Capital

Year

Authorization

Plan Design

Outcome

Ability to Repurchase At

$0M, Floor Pricing Not

2013

$

25M

Low Trading Values

Realized

Ability to Repurchase At

$0M, Floor Pricing Not

2014

$

50M

Low Trading Values

Realized

Ability to Repurchase At

$37M; Elevated Trading

2015

$

50M

Low Trading Values; Floor

Floor

Elevated

Designed to Offset

$12M Prior to

2016 (1)

$

40M

Dilution of New Equity

Termination 3/29/16

Accelerated Share

2016 (2)

$

85M

$85M

Repurchase

iRobot’s management and Board have a disciplined capital allocation process, which includes a regular review of internal investments, potential acquisitions, and the return of excess capital to shareholders

(1) Original 2016 Plan.

(2) Revised 2016 Plan post D&S divestiture.

iRobot Has Outperformed Consumer and Applied Technology Peers on Key Operating Metrics

Revenue CAGR EBITDA Margin Expansion (2012—2015) (1) (2012—2015)

190% FIT 24% FIT 33% INVN 23% TIVO 24% DDD 7% NLS 20% NLS 3% IRBT 18% GOOGL 3% CGNX 17% TIVO 2% WHR 16% IRBT 1% PHIA 13% AAPL 1% UEIC 12% CGNX 1% LOGN

9% UEIC (0%) ELUX B

6% MSFT (0%) AAPL

5% PLT (1%) NTGR

5% WHR (2%) PLT

4% ELUX B (2%) TRMB

4% TRMB (2%) GOOGL

3% ISRG (3%) GRMN

3% PHIA (5%) MSFT

1% DLB (6%) ISRG

1% GRMN (9%) AVAV

1% NTGR (10%) DDD

(0%) LOGN (11%) DLB (4%) AVAV (14%) INVN

Median: 5% Median: (1%)

Applied Technology (2) Technology Leaders (3) Consumer Technology (4)

iRobot has far outperformed its peers on historical revenue growth and EBITDA margin improvements

Source: Capital IQ, Company Filings. (1) Revenue growth is consumer only.

(2) Applied Technology peer set includes 3D Systems, AeroVironment, Cognex, Dolby, Intuitive Surgical, InvenSense, and Trimble Navigation.

(3) Technology Leaders peer set includes Alphabet, Apple, and Microsoft. 21 (4) Consumer Technology peer set includes Electrolux, Fitbit, Garmin, Koninklijke Philips, Logitech, Nautilus, Netgear, Plantronics, TiVo, Universal Electronics, and Whirlpool.

Rewarded for High-Growth and Strong Track Record of Shareholder Returns

3-Year Total Price / 2016E EPS

Shareholder Returns (1)

55.8x DDD 397% NLS 31.2x CGNX 261% UEIC 30.8x ISRG 141% LOGN 26.9x IRBT 105% MSFT 25.6x INVN 104% GOOGL 21.7x GOOGL 97% CGNX 20.6x TRMB 86% WHR 20.0x UEIC 70% IRBT 19.4x TIVO 44% AAPL 19.2x MSFT 44% DLB 19.0x GRMN 44% ELUX B 18.5x DLB 36% PHIA 17.7x PLT 30% AVAV 16.2x NLS 28% ISRG 16.1x LOGN 17% GRMN 15.9x PHIA 8% PLT 15.1x ELUX B (2%) NTGR 14.8x NTGR (16%) TRMB 13.5x FIT (26%) TIVO 12.5x WHR (30%) INVN 11.9x AAPL (50%) DDD NM AVAV N/A FIT

Median: 18.8x Median: 40%

Applied Technology (2) Technology Leaders (3) Consumer Technology (4)

iRobot’s premium P/E multiple is based in part on shareholders’ confidence in its long-term growth plans and ability to drive superior shareholders returns

(1) Shareholder returns calculated from 1/1/2013 – 4/22/2016.

(2) Applied Technology peer set includes 3D Systems, AeroVironment, Cognex, Dolby, Intuitive Surgical, InvenSense, and Trimble Navigation. (3) Technology Leaders peer set includes Alphabet, Apple, and Microsoft.

(4) Consumer Technology peer set includes Electrolux, Fitbit, Garmin, Koninklijke Philips, Logitech, Nautilus, Netgear, Plantronics, TiVo, Universal Electronics, and Whirlpool.

Delivering Profitable Growth

FY13 FY14 FY15

Revenue $487M $557M $617M 13% CAGR

Quality, Scale & Gross Margin 45% 46% 47% Process Opex % of Rev. 39% 37% 37% Opex Discipline

Adjusted EBITDA $ $62M $80M $92M

Continuous Profit Adjusted EBITDA Improvement

13% 14% 15%

Margin

EPS $0.94 $1.25 $1.47

Delivered improved profitability through 2015; strategic investments planned for 2016

Note: Results include Defense and Security business.

III. Shareholder-Friendly with

World-Class Board and Corporate Governance Best Practices

As Business Needs Changed, the Nominating &

Governance Committee Adjusted the Board Composition

Board Additions: Consumer Technology, Software, and Finance Expertise

Board Exits: Founders, Early Board Members, and Defense Experts

As the Company has grown over the last five years and its business mix has shifted, iRobot has proactively refreshed the Board as part of its standard Board membership review process

iRobot

iRobot's Most Recent Board Additions – World-Class, Technology Thought Leaders

Mohamad Ali



CARBONITE — *President and Chief Executive Officer* (Dec. 2014 - Present)

hp — *Former Chief Strategy Officer* (Sept. 2012 - Dec. 2014)

IBM — *Vice President* (Mar. 2005 - Jul. 2009)

Professional Experience

Carbonite

- Took over Carbonite during a period of transition and reset its growth strategy
- Repositioned Carbonite for SMB opportunity, moving R&D and marketing to higher return on investment business
- Executed EVault acquisition, strengthening Carbonite's position at the high end of the SMB market

HP Inc.

- Extremely successful tenure as Chief Strategy Officer driving high shareholder returns

"We are enthusiastic about the recent appointment of Mohamad Ali to the board. Mr. Ali served as Chief Strategy Officer of Hewlett-Packard when HP separated its PC and printer business from its server, services and software business and returned over 50% of its free cash flow to shareholders. HP's share price more than doubled during his tenure. We expect Mr. Ali to bring relevant experience to the board and help to drive shareholder value."

– Red Mountain letter to its limited partners, 9/18/2015

Michael Bell



Silver Spring Networks — *President and Chief Executive Officer* (Sept. 2015 – Present)

intel — *Former Vice President* (Jul. 2010 - Sept. 2015)

Apple — *Former Vice President* (1991 – 2007)

Professional Experience

Silver Spring Networks

- Took over Silver Spring Networks to lead the Company's next phase of growth and innovation
- Accelerated Silver Spring Networks' innovation into smart utility networks, smart cities, and broader Internet of Things opportunities

Intel

- Led technology groups focused on new devices, mobility, and communications; determined which products and R&D efforts to pursue based on end-market opportunities and Intel's core strengths
- Helped lead Intel's development efforts in connected devices

Apple

- Made significant product decisions and contributions to the iMac, Apple TV, and iPhone programs

Mohamad Ali and Michael Bell each have a track record of creating shareholder value at consumer technology companies

26

iRobot Has an Experienced, Independent, and Diverse Board

Colin Angle Mohamad Ali

Chairman, CEO and President and CEO Co-Founder of iRobot of Carbonite, Inc.

Deep knowledge of iRobot technology, marketplace, Extensive vision and technology leadership in software, competitive landscape, and growth opportunities as co- cloud infrastructure, and data analytics; significant founder; brings over two decades of industry experience experience with capital allocation in technology companies

Michael Bell Dr. Ronald Chwang

President and CEO of Chairman and President of iD Silver Spring Networks Ventures America and Former CEO of Acer America

Pioneer of the Internet of Things, significant experience A Chinese native, Dr. Chwang brings experience in in R&D, technology innovation, and end-market robotics, technology, manufacturing, supply chain, and expansion; developer of product strategies and tightly business development, with particular depth in Asian-US integrated hardware / software products; created the first supply chain and operations ever consumer WiFi products (Apple AirPort)

iRobot’s Board draws on decades of leadership and operating excellence at major consumer product and IoT companies

iRobot Has an Experienced, Independent, and Diverse Board (Cont’d)

Gail Deegan Deborah Ellinger

Former CFO of Houghton Mifflin, Consumer Products Executive and former NYNEX New England and BCG Partner, with extensive investment Eastern Enterprises management and board experience

Deep experience with financial accounting matters for Served as CEO of The Princeton Review, President of complex organizations, capital allocation, business Restoration Hardware, and CEO of Wellness Pet Food – transformation, and oversight of corporate governance three private-equity backed companies which each requirements; extensive Board experience having served yielded three to seven times return on capital as a director for five public companies

Andrea Geisser Michelle Stacy

Senior Advisor to Zephyr Management Former President of Keurig, Inc.

Substantial experience in investment management, Deep consumer products and technology expertise and emerging markets, and company oversight; has served as global brand-building experience; drove dramatic an audit committee chair and compensation expansion at Keurig, growing revenues from $493 million committee chair in 2008 to $4.3 billion in 2013

iRobot’s Board draws on decades of leadership and operating excellence at major consumer product and IoT companies

iRobot Has an Experienced, Independent, and

Diverse Board, Dedicated to Best-in-Class Governance

Key Board and Governance Information:

7 of 8 Number of Independent Directors

59 Average Age of Directors

12 Board Meetings Held in Fiscal 2015

6 Average Tenure of Independent Directors (in years)

43% Independent Directors Added in the Last Three Years Proposed Annual Election of Directors (1) Proxy Access Majority Voting for Directors

Proposed Elimination of Supermajority Voting Requirements (2) Lead Independent Director Independent Directors Meet Without Management Present Director Stock Ownership Guidelines

Code of Business Conduct and Ethics for Directors, Officers, and Employees Director Self-Evaluation Program Early Termination of Rights Agreement / Poison Pill

Note: All Board of Directors data excludes George McNamee, who will retire following the 2016 annual meeting. (1) The Company is seeking shareholder approval at the 2016 annual meeting to declassify its Board of Directors.

(2) The Company is seeking shareholder approval at the 2016 annual meeting to eliminate supermajority voting requirements in its governing documents relating to removal of directors and amendments to the Company’s certificate of incorporation and bylaws.

Red Mountain’s Nominees Are Not Additive to iRobot’s Board

Experience

Red Mountain’s proposed directors would not add meaningful new experience to the Board

(1) Added to Board in last two years.

(2) Up for election at 2016 annual shareholder meeting.

IV. Red Mountain Has Offered No New Ideas and Would Not Add Value

Red Mountain Has Demonstrated a Poor Understanding of iRobot’s Business and Market

Red Mountain Claim: iRobot is NOT a Technology Company

Recommendation: Reduce R&D

Recommendation: Use ALL cash and equal levels of borrowing to repurchase shares

Red Mountain’s Current Investment Portfolio: No Technology Investments

Air Transport Deckers Outdoor Encore Capital Marlin Business Nature’s Sunshine

Destination XL

Services Group Corporation Group Services Corp. Products

Air cargo transportation and Designs, markets, and Specialty retailer of Debt recovery solutions Nationwide small ticket Multi-level marketer related services to domestic distributes footwear big-and-tall clothing for consumer and equipment lessor of vitamins and and foreign air carriers and apparel property owners across mineral supplements a range of assets

Red Mountain has no technology-related expertise, resulting in a fundamental misunderstanding of the long-term value drivers of a consumer robotics company

iRobot Has Constructively Engaged with Red Mountain

Red Mountain

Willem Mesdag refused to enter

Red Mountain

announces that into short-term Red

announced a proxy

Four months Red Mountain Red Mountain will fight when iRobot Red confidentiality Mountain after filing its commended not accept new would not Mountain agreement; rejected

13D, Willem the addition of capital, not make guarantee that rejected the insisted both iRobot’s offer

Mesdag says Red Mohamad Ali to new investments, Willem Mesdag opportunity Willem Mesdag to add

Mountain will sell Board and, in and will return would get a seat on to mutually and Lawrence Lawrence its stake in iRobot fact, increased capital to its the Board as part of agree upon Peiros be on Peiros to

(it did not) its stake limited partners a settlement a director the Board the Board

Agreed to set up Offered Repeatedly Offered to add

process through which settlement of offered to enter Lawrence

Nominating and mutually agreed into confidentiality Peiros to the

Corporate Governance upon director agreements with Board as part

Committee would Red Mountain

evaluate Willem of settlement,

Mesdag and make after

recommendation in interviews with

advance of deadline the Board

for submitting

director nominees

Red Mountain refused multiple reasonable settlement proposals, insisting Willem Mesdag be appointed to the Board, without participating in the Company’s well-established director vetting process

Red Mountain Has Not Offered Any New Positive Ideas

Red Mountain’s iRobot Board and Management Actions Over Past Five Years

December 1, 2015 “Plan”

Executing a strategy focused on home robotics including the acquisition of Focus On The High-Growth

Evolution Robotics (October 2012 – present) Consumer Robotics Business

Engaged PJT Partners to sell D&S business (almost one year before Red

Mountain purchased a single share of iRobot stock) (May 2014) Divest D&S Business

Sold D&S to Arlington Capital Partners for up to $45 million (February 2016)

Executed multiple share repurchase programs (2013 – 2015)

Expanded share repurchase program to $100 million for 2016 (February 2016) Return Capital

Repurchased $85 million of the $100 million through an accelerated share To Shareholders repurchase program (March – April 2016)

Refreshed the Board, adding 5 new directors since 2011 (2011 – present)

Removed shareholder rights plan/poison pill before its expiration (April 2014)

Recommended elimination of supermajority vote (March 2015) Refresh Board and Adopt

Approved bylaw amendments adopting proxy access and codifying a lead Corporate Governance independent director; recommended shareholders adopt charter Best Practices amendments at 2016 Annual Meeting to de-stagger the Board and eliminate supermajority voting requirements (March 2016)

Besides the actions iRobot had already taken, Red Mountain has provided no operational plan to drive long-term value for iRobot shareholders

iRobot Questions Whether Red Mountain’s Interests are

Aligned with other Shareholders

Fund Transition Red Mountain’s Interests

Disclosed a plan to transition to closed- Red Mountain is under pressure to end fund structure, not accept new deliver improvements in its fund capital, not make new investments, and performance, which may impact its return capital to its limited partners as perspective on short-term expense its seven pre-existing investments are reduction over long-term investment realized (including iRobot) Original recommendations for iRobot

On March 18, 2016, CNBC reported that included using all cash and an equal

Red Mountain announced the transition amount of borrowing to repurchase due to “losses” at the fund shares; this recommendation does not drive long-term shareholder value

Red Mountain’s short-term perspective would impede the creation of long-term value for all shareholders

Red Mountain’s Selected Peer Group Demonstrates its Misunderstanding of iRobot

None of iRobot’s equity research analysts cover any companies in Red Mountain’s peer set

Companies in Red Mountain’s Peer

Set For iRobot iRobot Reality

Companies: Products:

83

500,000 Lines of Code in 4X Increase in Software Roomba 980 Developers Over Four Years

1,200+

Mapping and Navigation Patents & Patents Technologies (vSLAM) Pending enabling Consumer IoT

Red Mountain’s peer group excludes industry iRobot’s advanced technological innovation leaders in the connected home, consumer has enabled it to become the world’s technology, robotics, software, and leading pure-play consumer robotics vision / mapping company

V. Recommendation: VOTE The WHITE Proxy Card FOR iRobot’s Highly-Qualified Nominees

iRobot is Poised for Continued Growth and Success

Sustained Market Segment Leadership

Portfolio of Innovative Robots from Disciplined R&D Investment

Software Development Widening iRobot’s Competitive Moat

Actionable Near-Term Revenue Growth Opportunities

Strategic Focus to Achieve 3-Year Financial Targets

Vote the WHITE Proxy Card Today

Red Mountain Has Offered No New Ideas and Would Not Add Value to iRobot

VOTE the White Proxy Card Today

VI. Appendix: Red Mountain’s Assertions Versus Reality

Red Mountain’s Assertions vs. Reality

Red Mountain’s latest investor presentation presents views and analyses which are inconsistent with reality and misleading

Red Mountain’s Assertion Reality

iRobot’s products have over 500,000 lines of software code,

iRobot’s Peer Set Should Include Companies That Make

VSLAM navigation, Internet of Things capabilities, and utilize

Coffee Makers, Crockpots, Grills, Hair Dryers, and

1,200+ proprietary patents and patents pending

1 Mattresses and Exclude Industry Leaders in the Connected Comparing a crockpot or mattress company to a fully

Home, Consumer Technology, Robotics, Software, and

autonomous robot firmly illustrates Red Mountain’s

Vision / Mapping

misunderstanding of iRobot and its business

Red Mountain recommends cuts of up to $31 million, which

would severely impact iRobot’s ability to undertake R&D

While R&D spending for a company that makes coffee machines

2 iRobot Should Cut Operating Expenses / R&D by 50% and crockpots should be 3-4% of its revenue, 10-12% is more appropriate and vital for iRobot’s long-term success

iRobot’s R&D spending is in line with other consumer

technology companies

Starting in 2011, iRobot has proactively refreshed its BoD to emphasize consumer technology and software expertise

iRobot purchased Evolution Robotics in October 2012 to begin

iRobot’s Transition to Consumer Robotics Company Began

3 its transition to consumer products

When Red Mountain Suggested it in April 2015 iRobot retained investment bankers in May 2014 to sell the

Defense & Security business; almost one year before Red

Mountain purchase a single share of iRobot stock

Red Mountain’s Assertions vs. Reality (Cont’d)

Red Mountain’s Assertion Reality

iRobot’s ROIC across its current product line exceeds it cost of capital

4 ROIC is Below iRobot’s WACC The Company deploys capital only when potential ROIC is greater than WACC, as demonstrated by iRobot’s cash-adjusted

ROIC consistently exceeding WACC over time

iRobot consumer revenue growth is 2.5x greater than its peers,

5 iRobot Has Poor Revenue Growth 3.5x greater than the NASDAQ, and 6.1x greater than the

S&P 500

iRobot has a long track record of strong shareholder

accountability and has adopted best corporate governance

iRobot Has Poor Shareholder Accountability and an practices to ensure accountability

6 Entrenched Board iRobot has refreshed its Board composition, adding 5 new directors in the last 5 years for an average tenure of 6 years

All Board members other than the CEO are independent

Red Mountain has arbitrarily picked timeframes that tell the story they want to tell, instead of telling the real story

Red Mountain picked a starting point to include the negative

7 Red Mountain’s Selected Measurement Period Includes the impact of the 2011-12 US military spending cuts on iRobot’s

2011 U.S. Military Spending Cuts and Ends in April 2015 share price (affecting a business iRobot is no longer in)

Red Mountain picked an ending point that is already one year out of date, not giving iRobot credit for its shift to pure-play consumer robotics

Red Mountain’s Assertions vs. Reality (Cont’d)

Red Mountain’s Assertion Reality

Both ISS and Glass Lewis supported our say-on-pay proposal

in 2015

Performance awards are tied to minimum levels of operating

income or earnings, in addition to other metrics, aligning

8 iRobot’s Executive Compensation Is Not Aligned with Its TSR compensation with profitability

Compensation committee has three new members on a 4-

person committee and uses an outside expert consultant

Board maintains an ownership threshold for executives and the

CEO; the CEO is in compliance

iRobot leadership is comprised of both veterans and recent hires

Management changes such as the departure of Admiral Joseph

9 iRobot Has Had Significant Management Turnover Dyer in 2012 and COO Jeff Beck in 2013 were part of iRobot’s shift to a consumer-focused company, which began three years before Red Mountain purchased a single share of iRobot stock

All of iRobot’s current Board members have expertise in

consumer products and consumer technology

10 iRobot Needs Additional Directors with Consumer Red Mountain’s nominee, Larry Peiros, has consumer products

Products Experience experience only from a single company over 32 years. Although

Clorox is a global leader, it makes extremely low-tech products at low price points

iRobot successfully executed on its 3-year plan of transitioning

11 iRobot’s Management Does Not Have a Plan into the world’s leading pure-play consumer robotics company

Red Mountain’s ‘plan’ is rudimentary and offers no new ideas

Over the past three years, only one of Red Mountain’s other six investments have outperformed the S&P 500 and NASDAQ

12 Willem Mesdag is a Successful Investor and Adds Value to Red Mountain is looking for cost cuts at iRobot for short-term

His Portfolio Companies gain to try to salvage Red Mountain’s fund performance

Red Mountain is winding down its fund and returning capital

to investors